UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 21, 2026

Ventyx Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40928	83-2996852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real, Suite 200

San Diego, CA 92130

(Address of principal executive offices, including zip code)

(760) 407-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Cash Bonus Award

On January 21, 2026, the Board of Directors (the “Board”) of Ventyx Biosciences, Inc. (the “Company”) and its Compensation Committee approved the grant to certain Company employees, including Raju Mohan, the Company’s President and Chief Executive Officer, Roy Gonzales, the Company’s Senior Vice President of Finance, Matthew Moore, the Company’s Chief Operating Officer and Mark Forman, the Company’s Chief Medical Officer, of a cash bonus award (a “2026 Cash Bonus Award”) pursuant to the terms of a letter agreement entered into between the Company and each such employee (a “2026 Cash Bonus Award Agreement”).

Each 2026 Cash Bonus Award was granted in lieu of the Company’s regular 2026 annual equity grants, which were not granted due to the timing of the anticipated merger (the “Merger”) between the Company and Eli Lilly and Company.

Each 2026 Cash Bonus Award Agreement provides that the employee will be eligible to earn an amount in cash for each full month the employee remains in continuous service with the Company or its subsidiary (such monthly amount, the “Monthly Amount”) from January 2, 2026, through the date of the closing of the Merger, provided that the closing of the Merger must occur on or prior to April 7, 2027 (the “Closing Deadline”) and the employee must remain in continuous service with the Company or its subsidiary through the date of closing of the Merger. To receive a bonus under a 2026 Cash Bonus Award Agreement, the employee must execute and return to the Company a 2026 Cash Bonus Award Agreement, which contains certain acknowledgements and a release of claims against the Company. Any amounts payable with respect to a 2026 Cash Bonus Award will be payable in a single lump sum cash payment as soon as practicable following the effective time of the Merger, but no later than the second regularly scheduled payroll date thereafter. If the closing of the Merger does not occur by the Closing Deadline, then, in lieu of the 2026 Cash Bonus Award, the 2026 Cash Bonus Award Agreement provides that it will be recommended to the Board that the employee be granted an option to purchase Company common stock, subject to the employee’s continued service through the applicable date of grant of such Company Option.

The Monthly Amount of the 2026 Cash Bonus Award is approximately $145,833 for Dr. Mohan, $51,042 for Mr. Gonzales, $60,375 for Mr. Moore, and $32,083 for Dr. Forman, and the maximum aggregate amount of the 2026 Cash Bonus Award (should the closing of the Merger occur on the Closing Deadline) is $2,041,667 for Dr. Mohan, $714,583 for Mr. Gonzales, $845,250 for Mr. Moore, and $449,167 for Dr. Forman.

The foregoing summary of the principal terms of the 2026 Cash Bonus Awards does not purport to be complete and is qualified in its entirety by reference to the form of 2026 Cash Bonus Award Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of 2026 Cash Bonus Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

The Company plans to file a proxy statement (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies to approve the Merger and the Merger Agreement. Promptly after filing the definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the adoption of the Merger Agreement. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of the Company’s definitive Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Merger will also be available, free of charge, at the Company’s investor relations website (https://ir.ventyxbio.com), or by writing to Ventyx Biosciences, Inc., Attention: Investor Relations, 12790 El Camino Real, Suite 200, San Diego, CA 92130.

Participants in the Solicitation

Under SEC rules, the Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s Common Stock is set forth in the definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders (the “2025 Proxy Statement”), which was filed with the SEC on April 23, 2025, including the sections captioned “Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management,” or its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025, and in other documents filed by the Company with the SEC. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2025 Proxy Statement, such changes have been reflected on Forms 3 or Forms 4 filed with the SEC by the Company’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the Merger when they become available.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that involve substantial risks and uncertainties, including statements regarding the anticipated occurrence, manner and timing of the closing of the Merger, and actions to be taken in connection with the closing of the Merger. All statements, other than statements of historical facts, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on current beliefs and expectations, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that the Company’s holders of Common Stock may not approve the adoption of the Merger Agreement; the Company’s receipt of any competing offers or acquisition proposals; a failure to (or delay in) receiving the required regulatory clearances for the Merger; a condition to closing of the Merger may not be satisfied (or waived); the ability of each party to consummate the Merger; the closing of the Merger might be delayed or not occur at all; the diversion of management time and attention from ongoing business operations and opportunities; the response of competitors to the Merger; the effect of the Merger and the public announcement of the Merger on the Company’s operations and its relationships with its suppliers, business partners, management and employees, including its ability to attract and retain key personnel; the outcome of any legal proceedings that could be instituted against the parties to the Merger; the risks inherent in drug research, development and commercialization; disruption in the Company’s plans and operations attributable to the Merger; changes in the Company’s business during the period between announcement and closing of the Merger; the effects of the Merger (or the announcement thereof) on the price of the Common Stock; relationships with key third parties or governmental entities, regulatory changes and developments, and the impact of global macroeconomic conditions, including trade and other global disputes and interruptions, including related to tariffs, trade protection measures, and similar restrictions. For further discussion of these and other risks and uncertainties, see the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 6, 2025, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC and in other filings that the Company makes with the SEC in the future. There can be no assurance that the Merger will in fact be consummated. All forward-looking statements included in this Current Report on Form 8-K are based on information available to the Company as of the date hereof. The Company expressly disclaims any obligation to publicly update or revise the forward-looking statements, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

	By:	/s/ Raju Mohan
Raju Mohan, Ph.D.
President and Chief Executive Officer

Date: January 22, 2026